PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account

Supplement dated November 15, 2021,
to
Prospectuses dated May 1, 2021,
for
Variable Universal Life Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

There is a correction to the maximum Mortality And Expense Risk Charge fee stated in the FEE TABLE section. The Mortality And Expense Risk Charge row is hereby deleted and replaced with the following:

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Mortality And Expense Risk Charge (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.90%(5)
(5) The daily charge is based on the effective annual rate shown.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP152
VUL